UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: August 19, 2005


                        AMERIRESOURCE TECHNOLOGIES, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)

            0-20033                                    84-1084784
            -------                                    ----------
     (Commission File Number)               (IRS Employer Identification Number)


            3440 E. Russell Road, Suite 217, Las Vegas, Nevada 89120
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (702) 214-4249
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01       Completion of Acquisition or Disposition of Assets.

         On April 15, 2005, AmeriResource Technologies, Inc., a Delaware corporation (the "Company ") acquired twenty-three million (23,000,000) shares (the "Shares"), or approximately 97% of the outstanding voting common stock, of Voipcom, USA, Inc., a Delaware corporation ("Voipcom"). Although Voipcom currently has no operations, its capital structure and broad base of shareholders position it as an entity that the Company may use to become a home to a yet to be acquired entity.

         The acquisition was made pursuant to a certain Share Purchase Agreement, dated April 15, 2005 (the "Agreement"), between the Company and BBG, Inc. The purchase price for the Shares was eighty thousand dollars ($80,000.00), with the purchase being treated as an investment in subsidiaries. The Company has not decided what course of action it will undertake with Voipcom, however, the Company is considering reselling the Shares or placing assets into Voipcom and thereafter attempting to have Voipcom's common stock become publicly traded.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On April 12, 2005, the Company executed a promissory note (the "Note") to CIDA Asset Management for $80,000. The Note was executed to obtain funds to finance the purchase price for the Shares in relation to the Agreement (as described in Item 2.01 above). The Note accrues interest at the rate of prime plus three percent, and all unpaid principal and interest shall be payable on or before November 12, 2005. The Note can be converted into restricted stock of the Company at a share price equal to 50% of the bid, based upon a five day trading average at any time prior to November 12, 2005, and upon the mutual consent of the parties.

Item 9.01         Financial Statements and Exhibits.

         The Exhibit Index preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 19th day of August 2005.

                                                AMERIRESOURCE TECHNOLOGIES, INC.


                                                By: /s/ Delmar Janovec
                                                    ------------------
                                                By: Delmar Janovec, President

                                  EXHIBIT INDEX

Exhibit No.       Page          Description of Exhibit
----------        ---           ----------------------
10.1               4            Share Purchase Agreement, dated as of
                                April 15, 2005, by and between AmeriResource
                                Technologies, Inc. and BBG, Inc.

10.2               9            Promissory Note, dated as of April 12, 2005, by
                                AmeriResource Technologies, Inc.

                                                                    Exhibit 10.1


                      CONFIDENTIAL SHARE PURCHASE AGREEMENT

THIS CONFIDENTIAL SHARE PURCHASE AGREEMENT (the "Agreementis hereby made as of April 15, 2005, by and between BBG, Inc. (the"Seller"), AND AmeriResource Technologies, Inc. (the "Buyer"). Michael Spadaccini, Esq. shall serve as the administrator of the transaction (the "Agent"). Agent is legal counsel to the Seller, and is legal counsel to the Buyer (both Buyer and Seller are a "Client").

     SERIOUS LIMITATIONS OF REPRESENTATION WITH RESPECT TO MULTIPLE CLIENTS. If the Client under this Agreement is more than one party, then the Representation is a "Joint Representation", and each client is a "Joint Client", and this Paragraph shall apply to this Agreement. The interests of each Joint Client may potentially conflict, or may actually conflict, and Joint Representation carries serious risks to each Client. Attorney shall balance the interests of each Joint Client, and shall not advocate for any Joint Client individually (Agent has not negotiated this Agreement on behalf of either party); thereby, the results obtained for each Joint Client shall not be as advantageous as if the Attorney represented each Joint Client individually. Furthermore, the attorney/client confidentiality normally afforded in an attorney/client relationship shall not apply with respect to each Joint Client; in other words, Attorney shall share information gathered from any Joint Client with all other Joint Clients. AGENT STRONGLY DISCOURAGES JOINT REPRESENATION ARRANGMENTS. BY SIGNING THIS AGREEMENT, JOINT CLIENTS HEREBY CONSENT TO THE RISKS OUTLINED HEREIN. JOINT CLIENTS MUST EACH SIGN A COPY OF THIS AGREEMENT.

1. Recitals. The Parties to this Agreement desire to undertake a transaction administered by the Agent in order to facilitate a private stock transaction whereby Seller sells securities to Buyer. The securities shall be deposited and held by the Agent pursuant to this Agreement, and shall be disposed of, or returned to Seller as applicable, in accordance with the terms of this Agreement. The Seller is the record owner and holder of 23,000,000 voting common shares (the "Shares") of the capital stock of VoIPcom USA, Inc. ("VOIPCOM") out of total issued shares of 23,757,392 outstanding voting common shares. The Buyer desires to purchase the Shares and the Seller desires to sell the Shares, upon the terms and subject to the conditions of this Agreement.

2. Purchase and Sale. Subject to the terms and conditions hereinafter set forth, at the closing of the transaction contemplated hereby, the Agent shall sell, convey, transfer, and deliver to the Buyer certificates representing the Shares, properly endorsed as payable to Buyer, and the Buyer shall purchase from the Seller the Shares in consideration of the purchase price set forth in this Agreement.

     2.1. Purchase Price. Buyer promises to pay to Seller the purchase price of $80,000 upon the closing of this Agreement according to the terms of this agreement.

3. Seller's Representations and Disclaimers. Seller hereby warrants and represents the following:

     3.1. VOIPCOM is a corporation duly organized, validly existing and in good standing under Delaware law and has the corporate power and authority to carry on its business as it is now being conducted. VOIPCOM is a company that trades on the Pink Sheet exchange. Seller is familiar with the operations and financial and regulatory condition of VOIPCOM.

     3.2. The Seller is not a party to any agreement, written or oral, creating rights in respect to the Shares in any third person or relating to the voting of the Shares. Seller is the lawful owner of the Shares.

     3.3. Seller, within 24 hours of the closing of this Agreement, shall deliver all books and records of VOIPCOM to Buyer that are not already in possession of buyer.

     3.4. With respect to VOIPCOM, as of the date of this agreement:

              a. There are equal to or less than 23,757,392 shares of the common stock of VOIPCOM outstanding.

              b. VOIPCOM has 25,000,000 shares of common stock authorized, and 15,000,000 shares of preferred stock authorized.

              c. VOIPCOM has a class of preferred stock designated as Series A Preferred, of which 1,104,183 shares are outstanding. The Series A Preferred, by a designation filed in the State of Delaware on 11/14/1995, has no voting rights ("... the holders of the outstanding shares of Series A Preferred Stock shall have no voting rights."). The Series A Preferred formerly traded separately from VOIPCOM's common stock (the designation was "Preferred Series A Non-Voting"), under the symbol VOIPCOMP. The Series A Preferred stock is no longer piggyback qualified (although the common stock is).

              d. VOIPCOM has a class of preferred stock designated as Series H Preferred, of which 20,000 shares are outstanding. The Series H Preferred, by a designation filed in the State of Delaware on 3/30/1998, has no voting rights ("... the Shares of Series H Preferred Stock shall not be entitled to vote on any matter requiring the affirmative vote or ratification by stockholders of the Corporation.")

              e. The Corporation has no other remaining designated classes of preferred stock.

4. Buyer's Representations. Buyer hereby warrants and represents the following:

     4.1. Registration. The Buyer understands that the Shares are being transferred without registration under the Securities Act of 1933, as amended (the "Act"), in reliance upon exemptions contained in Section 4(1) and 4(2) of the Act, and Regulation D promulgated thereunder, and that such reliance is based on the Buyer's representations set forth below.

     4.2. Investment Intent. The Buyer is acquiring the Shares for its own account for investment, and not with a view toward distribution thereof.

     4.3. No Advertisement. The Buyer acknowledges that the Shares have been offered to it in direct communication between it and Seller, and not through any advertisement of any kind.

     4.4. Knowledge and Experience. On or before paying the balance of the purchase price under this Agreement, the Buyer shall acquire knowledge regarding VOIPCOM sufficient to satisfy the following representation:

         (a) The Buyer acknowledges that it has been encouraged to seek its own legal and financial counsel to assist it in evaluating this purchase. The Buyer acknowledges that Seller has given it and all of its counselors access to all information relating to VOIPCOM's business that they or any one of them has requested. The Buyer acknowledges that it has sufficient business and financial experience, and knowledge concerning the affairs and conditions of VOIPCOM so that it can make a reasoned decision as to this purchase of the Shares and is capable of evaluating the merits and risks of this purchase.

     4.6. Restrictions on Transferability. The Buyer is aware of the restrictions of transferability of the Shares and further understands the following:

         (a) THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON THE EXEMPTION FROM REGISTRATION PROVIDED IN SECTIONS 4(1) AND 4(2) AND REGULATION D UNDER THE ACT. AS SUCH, THE PURCHASE OF THIS SECURITY WAS MADE WITH THE INTENT OF INVESTMENT AND NOT WITH A VIEW FOR DISTRIBUTION. THEREFORE, ANY SUBSEQUENT TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN WILL BE UNLAWFUL UNLESS IT IS REGISTERED UNDER THE ACT OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.
         (b) The Buyer understands that the Shares may only be disposed of pursuant to either (i) an effective registration statement under the Act, or (ii) an exemption from the registration requirements of the Act. (c) VOIPCOM and/or Seller has neither filed such a registration statement with the SEC or any state authorities nor agreed to do so, nor contemplates doing so in the future, and in the absence of such a registration statement or exemption, the Buyer may have to hold the Shares indefinitely and may be unable to liquidate them in case of an emergency.

5. Miscellaneous Provisions.

     5.1. Time is of the essence with respect to each and every provision of this Agreement and in the performance, occurrence, fulfillment, or satisfaction of each term and condition of this Agreement.

     5.2. This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     5.3. The Parties agree jointly and severally to indemnify and hold harmless the Agent and its partners, employees, agents and representatives from any and all claims, liabilities, costs or expenses in any way arising from or relating to the duties or performance of the Agent hereunder or the transactions contemplated hereby or by the Agreement other than any such claim, liability, cost or expense to the extent the same shall have been determined by final, unappealable judgment of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the Agent.

     5.4. No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act. This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and permitted assigns of the parties hereto. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall be interpreted under California law.

6. Conditions to Close of Transaction. The Agent shall only close this transaction upon the fulfillment of the following conditions. Note that there is no formal due diligence inquiry period, all due diligence materials were provided to Buyer along with this Agreement. PLEASE FOLLOW THESE INSTRUCTIONS CAREFULLY. IF YOU HAVE ANY QUESTIONS, PLEASE CONTACT THE AGENT.

     6.1. Buyer shall have delivered to the Agent the purchase price.

     6.2. Buyer and Seller shall have executed this Agreement.

7. Cancellation of Transaction. Any party may cancel this Agreement at any time before closing, with or without cause, and without any recourse.

8. Actions Upon Closing and Disbursement of Funds. Following the close of escrow the Agent shall promptly take the following actions and shall disburse proceeds as follows, all such disbursements and actions to be deemed to take place at the same instant:

     8.1. Agent shall deliver the Shares to Buyer.

     8.2. Agent shall disburse to Seller the purchase price.

9. Agent. Agent represents Seller, No communication between any party and Agent with respect to this Agreement or its underlying transaction shall be a confidential or privileged communication.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth below.

Buyer                                          Seller


Date: April 15, 2005                           Date:
      --------------

Buyer Name:
AmeriResource Technologies, Inc.               /s/ Mike Clark
-------------------------------                --------------
                                               Signature

Buyer Contact Information:

/s/Delmar Janovec
-----------------
Signature

WIRE INSTRUCTIIONS FOR AGENT'S TRUST ACCOUNT:

Title: Michael Spadaccini Attorney Client Trust Account
Account Holder Address: 12531-A El Camino Real, San Diego, CA 92130
Bank: Union Bank of California
Bank Address: 3455 DEL MAR HEIGHTS RD, SAN DIEGO, CA 92130
Bank Tel: 858-792-8428
Acct. Number: 7351121889
ABA/Routing Number: 122000496

                                                                    Exhibit 10.2


                                 PROMISSORY NOTE

AMOUNT: $80,000.00                                          DATE: April 12, 2005

For value received, on or about April 12, 2005, the undersigned AmeriResource Technologies, Inc., collectively the "Promisor", hereby agrees to pay to the order of CIDA Asset Management, the "Payee", and/or its assignees, the sum of Eighty Thousand Dollars ($80,000), the unpaid principal, at the rate of Prime Interest plus three (3%) percent.

Interest will be accrued at the rate of Prime plus three (3) percent.

The unpaid principal and accrued interest shall be payable on or before November 12, 2005.

All payments on this Note shall be applied first in payment to accrued interest and the remaining to the principal.

The note can be converted into R-144 restricted common stock at a price per share equal to 50% of the bid, based upon a five day trading average at any time prior to November 12, 2005, and upon the mutual consent of the Parties. The note can be extended and is assignable or can be transferred to another Party, upon the mutual consent of the Parties.

Collateral: N/A

If any one or more of the provisions of this Note are determined to be unenforceable or in conflict with any State laws, in whole or in part, for any reason, the remaining provisions shall remain fully operative.

All payments of principal and interest on this Note shall be paid in the legal currency of the United States.

This Note shall be construed in accordance with the laws of the State of Nevada.

PROMISOR: AMERIRESOURCE TECHNOLOGIES, INC.

/s/ Delmar Janovec
------------------
By: Delmar A. Janovec
Title: President